Dated the  26th day of October  2009.

AGREEMENT

FOR SALE OF SHARES

THIS AGREEMENT is made on the 26th day of October  2009

BETWEEN

(1)

Leung,  Kwok-wai Clifton, holder  of  [identity  card  number  xxxxx] of  [address]  (the

"Seller");and

(2)

Simple Earth, Inc., a corporation established under ·the laws of USA whose registered office is situated at 35 Amber Drive, San Francisco, California 94131 (the "Purchaser"). WHEREAS:

(A)

As at the date of this Agreement, the Seller is the owner of the Sale Shares, representing

100 per cent of the issued share capital of the Company.

(B)       The Seller has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Seller the Sale Shares for the consideration and otherwise upon and subject to the terms and conditions of this Agreement (the "Acquisition").

IT IS HEREBY AGREED as follows:

1.

DEFINITIONS AND INTERPRETATION

(A)      In this  Agreement  (including  the Recitals)  the following expressions  shall (unless the context otherwise requires) have the following meanings:

"Business"  means the business of marketing, distribution or sale of bagasse-based paper products, which business has been conducted throughout the United States of America, Canada and Europe;

"Business  Day''  means a day (other  than a Saturday or Sunday)  on  which commercial banks in the USA are open for the transaction  of general banking business by members of the public;

"Company" means SugarMade, Inc., a California corporation  with a principal place of business located at 2429 Francisco St., San Francisco, CA 94123;

"Completion" means performance by the Seller and the Purchaser of their respective obligations under Clause 4;

"Completion Date" means the date of Completion as referred to in Clause 4{A);

-"Covenants" means the covenants set out in Clause 6;

"Convertible Promissory Notes" means those certain convertible promissory notes issued in a series and executed as at the date of Completion  (or reasonably thereafter)  by the Purchaser in favour of Stephen Pinto and certain other investors in the aggregate principal amount of five hundred forty thousand dollars ($540,000), the form of which is attached as Exhibit 3 hereto. For purposes of this Agreement, each such convertible promissory note shall .be defined as a "Convertible Note” and together, the "Convertible Promissory Notes".

"US$" means USA dollars;

"USA" means the United States of America;

"Sale Shares" means the Shares, representing 100 per cent of the issued and outstanding share capital of the common stock of the Company as at the date of this Agreement;

"Shares" means ordinary shares of capital of the Company and "Share" shall be construed accordingly;

"Stock Consideration" means collectively the 72,973 shares, representing 10 percent of the issued and outstanding capital stock of the Purchaser as at the date of this Agreement;

"Stock  Option  Plan"  means  the  Company's 2009  Stock  Option/Stock  Issuance  Plan pursuant to which 150,000 shares of the Company's  Common Stock have been reserved for future issuance to the Company's employees, contractors and advisors, and pursuant to which no options have been granted or shares issued as of the Completion Date;

"Warranties" means the representations and warranties set out in Clause 5.

(B)

In this Agreement, unless the context otherwise requires, any reference to:

(i)        a Clause, Recital or Exhibit is to a clause of or a recital or exhibit to this Agreement, as the case may be, and a reference to this Agreement includes each Exhibit;

(ii)       “writing", or any cognate expression, includes a reference to any communication effected by telex, facsimile transmission, email correspondence or similar means; and

(iii)      a document "in the agreed form" is a reference to the form of the relevant document agreed between the parties and initialed by them for the purpose of identification.

(C)

The  headings  in  this  Agreement  are  for  convenience  only  and  shall  not  affect  the construction of this Agreement.

2.

CONDITION PRECEDENT

(A)

Completion shall be conditional upon the following:

(i)     the Bill of Sale in the form attached hereto as Exhibit I is subsisting and valid as of the Completion  Date;

(ii)     the  Exclusive Supplier  Agreement in the  form  attached  hereto  as  Exhibit  2  is subsisting and valid as at the Completion Date;

(iii)

there being  no  breach  of  the  Warranties at  any  time up to (and  including) the

Completion Date;

(iv)   termination of that certain  letter agreement dated May 1, 2009, by and among The MarketSource Companies, Sugar  Cane  paper  Company-Hong Kong  and  Suagar Cane Paper Company-Asia Ltd, a copy of which is attached hereto as Exhibit 5.

(B)       If the conditions precedent referred to in Clause 2(A) shall not have been fulfilled (or waived by the Seller or the Purchaser, as the case may be) by the Completion Date, this Agreement shall become null and void ad initio and no Party shall have any liability or obligation to any other Party howsoever or whatsoever, save in respect of any failure to use best endeavors as aforesaid.

3.

SALE AND P'URCHASE OF THE SALE SHARES

(A)       The  Seller  shall sell  free  from  all  encumbrances and  together  with  all  rights attached thereto  as at  the date of this Agreement (and  all rights  hereafter becoming attached  or accruing  thereto)  and  the  Purchaser shall purchase  the  Sale  Shares with  effect  from Completion in accordance with  the terms and conditions of this Agreement together  with all rights, charges, adverse claims and interests past, now and hereafter  attached  hereto.

(B)

The consideration for the Sale Shares shall comprise of the following:

(i)

an aggregate sw11 of 'US$400,000.00 which  shall  be paid by the Purchaser to the

Seller on Completion in accordance with the provisions of Clause 4(A)(vii & viii).

(ii)

the Stock Consideration which shall be paid by the Purchaser to the Seller on

Completion in accordance with the provisions of Clause 4(A)(ix).

(C)

Any stamp duty payable on the sale and purchase of the Sale Shares shall be borne by the

Seller and the Purchaser in equal shares.

4.

COMPLETION

(A)

Subject to the terms and conditions of this Agreement, Completion shall take place at the offices of Niesar & Whyte LLP, 90 New Montgomery Street, 9

Floor, San Francisco,

California 94105 on October 26, 2009 or such other place or date as the Parties hereto may mutually agree in writing, when, except as indicated below, all but not part only of the business referred to below shall be transacted:

(i)        the Purchaser shall deliver to the Seller a copy of the certificate of incorporation and the by-laws (or other constitutional documents) of the Purchaser and minutes of a meeting of the board of directors or other governing body of the Purchaser approving the execution of this Agreement and issuance of the Stock Consideration by the Purchaser and the performance of the Purchaser's obligations under this Agreement  certified  as true, complete  and correct  copies  by a  director  or  the secretary of the Purchaser;

(ii)       the Seller shall deliver to the Purchaser a transfer of the Sale Shares, in the agreed form, duly executed in favour of the Purchaser together with the share certificates in respect of the Sale Shares;

(iii)      the Seller shall cause a board meeting of the Company to be held at which the Seller shall resign as director of the Company  with effect from the later of the date of Completion.  Alternatively, such action may be taken by execution of a letter of resignation of the sole director of the Company, with effect from the later of the date of Completion;

(iv)      the Seller shall cause a board meeting  of the Company to be held at which the transfer of the Sale Shares shall,  subject  to the relevant Instrument of Transfer being duly stamped be passed for registration and registered and the Company shall issue and deliver to the Purchaser  a new share certificate  representing  the Sale Shares.   Alternatively, such action  may  be taken  by execution of an action  by written consent of the sole director of the Company;

(v)       the Seller shall deliver to the Purchaser the written resignation as director of the

Company in the agreed form of the directors  referred to in (iii) above;

(vi)      the statutory books, books of account, title deeds, all insurance policies and receipts and other records and contracts and licenses and other documents, chops, seals and cheque  books and other items belonging  or relating to the Company as may be requested  by the Purchaser  and  which are in the possession  and control  of the Seller;

(vii)

the Purchaser shall pay to the Seller (or as the Seller may direct by written notice) US$300,000.00  in  cash  in  immediately   available  funds  in  part  payment  and

consideration for the sale and purchase of the Sale Shares, by electronic transfer to such bank account(s) as may be notified by the Seller to the Purchaser in writing not less than 3 Business Days before the Completion Date (and if more than one such bank account is so notified, in such proportions as the Seller may specify in such notification) or by way of a bank draft issued by a licensed bank in USA;

(viii)

the Purchaser shall issue and deliver a promissory note in the sum of US$60,000.00 in favour of the Seller payable on the 30th day of June 2010;

(ix)      the Purchaser shall issue and deliver to the Seller share certificate, representing the Stock Consideration, issued and fully paid and duly registered in the name of the Seller;

(x)       the Seller shall pay to the Purchaser in cash in immediately available funds by electronic transfer to such bank account(s) as may be notified by the Purchaser to the Seller in writing not less than 3 Business Days before the Completion Date or by  way  of a  bank draft  drawn  on  a  licensed  bank  in  USA  in  favour  of  the Government of USA an amount representing any stamp duty payable by the Seller pursuant to Clause 3(C);

(xi)      Stephan  Pinto  shall  pay  to  Purchaser  US$15,000.00   in  cash  in  immediately available funds by way of a bank draft issued by a licensed bank in USA;

(xii)     within 30 days of the Completion Date, Stephan Pinto, alone or in conjunction with other investors, shall pay to Purchaser US$185,000.00 in cash in immediately available funds by way of a bank draft issued by a licensed bank in USA;

(xiii)    within 5 days of Purchaser's receipt of the funds described in Section 4(A)(xii) above, Purchaser shall pay to Seller US$40,000.00 in cash in immediately available funds by way of a bank draft issued by a licensed bank in USA;

(xiv)    the Seller shall transfer and assign all of Seller's right t title and interest in and to the mark "Sugar  Made", Serial Number 77625286,   to Purchaser, including, without limitation, the filing of an assignment of such mark from the Seller to Purchaser within a reasonable time after the Completion  Date, but in no event later than 15 days following the Completion Date.

(13)

If the Seller (on the one hand) or the Purchaser or the Purchaser on the other hand shall fail or be unable to comply with any of their respective obligations under Clause 4(A) despite the Completion becoming unconditional in accordance with the provisions hereof, then the Purchaser (in the case of any such noncompliance by the Seller) or the Seller (in the case of any such non-compliance by the Purchaser)  shall not be obliged to perform any of their respective obligations under Clause 4(A) and shall be entitled (in addition to and without prejudice  to  any  other  rights or  remedies  available  to  it)  to  rescind  this  Agreement whereupon  this Agreement shall  be rescinded and shall cease to have effect.    Witl1out

prejudice to the generality of the foregoing, the Purchaser shall not be required to complete the purchase of any of the Sale Shares unless the purchase of all of the Sale Shares is completed simultaneously.  Save as aforesaid, neither the Seller or the Purchaser shall be entitled  to rescind  this Agreement, whether before or after Completion, for any reason whatsoever.

5.

THE WARRANTIES

(A)

The Seller represents and warrants to the Purchaser that:-

(i)     it has full power to enter into and perform this Agreement and this Agreement constitutes its legally valid and binding obligations;

(ii)       it has the full power, authority and legal right to own its assets and to carry on its business and is not in receivership or bankruptcy;

(iii)      it has taken no steps to enter into bankruptcy or analogous proceedings and no petition has been presented for its winding up or similar proceedings taken and there are no grounds on which a petition or application could be based for the bankruptcy of or appointment of a receiver or the levy of distress or execution or the taking of analogous proceedings against it;

(iv)      it is the sole legal and beneficial owner of the Sale Shares;

(v)       save  for  the  pre-emption and other  provisions  contained  in the by-laws of  the Company,  there is no option, right to acquire, mortgage, charge, pledge, lien or other  form of security or encumbrance  or equity on, over or affecting  the Sale Shares and there is no agreement or commitment to give or create any of the foregoing and no claim has been made by any person to be entitled to any of the foregoing; and

(vi)      At the time of Completion, there shall be no liability for taxes, contract obligations or any other type of claim that may be asserted against the Company; including, without limitation, any obligation that the Company may have with respect to any income tax or Franchise tax arising out of the net taxable income of the Company from the date of the Company’s inception to the date of Completion.

(13)

The Purchaser represents and warrants to the Seller that:

(i)    The Purchaser is a corporation duly organized, validly existing and in good standing w1der the laws of the USA. The Purchaser is duly authorized to conduct business and is in good standing  under the laws of the USA and ahs  full corporate  power and authority  and  all  licenses,  permits  and  authorizations  necessary  to  carry  on  the businesses in which it is engaged, to own and use the properties owned and used by it and to execute, deliver and perform this Agreement. The execution and delivery of this Agreement and the consummation of the Acquisition and the issuance of the Stock Consideration and the other transactions contemplated hereby by the Purchaser have duly and validly authorized by all necessary corporate action. No other corporate acts or proceedings on the part of the Purchaser are necessary to authorize this Agreement or the transactions contemplated hereby;

(ii)   This  Agreement   has  been  duly  executed  and  delivered   by  the  Purchaser  and constitutes  the  legal  valid  and  binding obligations  of  the  Purchaser  enforceable against it;

(iii)  The entire-issued and outstanding capital stock of the Purchaser consists of 656,756 shares of common stock, no par value, which has been duly authorized and are validly issued and fully paid and free from encumbrances;

(iv) Save the Convertible Promissory Notes and the Stock Option Plan, there is no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities  of the Purchaser is authorized or outstanding   and   there   is   no  commitment   by   the  Purchaser   to   issue  shares, subscriptions, warrants, options, convertible securities or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness and there is no written or oral agreement by the Purchaser to sell or transfer any common stocks of the Purchaser to any third person and there is no obligation (contingent or other) to purchase,  redeem  or otherwise acquire  any of its equity  security  or any interest therein,  or to pay any dividend or to pay any dividend or make any other distribution in respect of the common stock of the Purchaser;

(v)   The  shares  of  the  common   stock  of  the  Purchaser   that  constitute  the  Stock Consideration are and/or will be duly authorized and validly issue, and as of the date of issuance shall be fully paid and free of all liens, charges, claims, encumbrance and liabilities whatsoever.

(C)      The Parties represent  and  warrant to each other that the Warranties will  be true at and fulfilled  down  to  Completion  in all  respects  as  if  they  had  been  made  or given at Completion and on the basis that a reference to the actual time of Completion were substituted for any express or implied reference to the time of this Agreement.

(D)      The Parties undertake that they shall not, prior to Completion, do any act or thing or omit to do any act or thing the commission or omission of which would constitute a breach of the Warranties as if they were given at Completion or which would make any of the Warranties inaccurate or misleading if they were so given on the basis referred to in Clause

5(B).

(E)       In addition to the rights of the Parties to damages or any other rights at common law in respect of any breach of the Warranties, each party agrees to fully indemnify and keep the other party fully indemnified and harmless against any loss or liability arising out of this Agreement suffered as a result of any breach of any of the Warranties of the indemnifying party, together with all costs, charges, interest, penalties and expenses incidental or relating thereto.

(F)       The Parties shall be entitled to claim each other after Completion that any of the Warranties is or was untrue or misleading or has or had been breached at the date of Completion.

(G)      The Parties undertake to do or procure  to be done all such  acts and things as may be necessary to ensure that the Warranties are true and correct in all respects as at the date of Completion, including, without limiting the generality of the foregoing, all such acts and things as may be required to perfect the title to the Sale Shares (on the part of the Seller) and to the Stock Consideration  (on the part of the Purchaser)  and/or  to discharge any option, right to acquire, mortgage, charge, pledge, lien or other form of security or encumbrance or equity on, over or affecting  the Sale Shares or any agreement or commitment to give or create any of the foregoing referred to in sub-Clause 5(A)(v) and sub-Clause 5(B)(v) respectively.

(6)

THE COVENANTS

(A)      From  and  after  the  date  of  this  Agreement  through  the  Completion  Date, except  as expressly contemplated or permitted by this Agreement, the Parties shall conduct their businesses in the ordinary course of business, and use reasonable efforts to maintain and preserve its business organizations, assets, employees and advantageous business relationship;

(B)       The Parties will use their best efforts to bring about the fulfillment of each of the conditions precedent to the obligations of the other patty to close the tra11sactions contemplated by this Agreement, and will render reasonable assistance to the other party as requested by such other party to enable it to fulfill its obligations hereunder.  The Parties shall give notice to the other party, when they, respectively, have satisfied all of the conditions to the other party's obligation to close for which they, respectively, are responsible;

(C)       Prior to Completion, neither the Seller, on the one hand, nor the Purchaser, the other hand, shall, without prior written consent of the other party:

(i)        except  in the ordinary  course  of  business,  enter  into,  amend or tem1inate any material contracts or agreements,  including,  without limitation, any agreements of employment,  stock  or  asset  sale, acquisition,  merger, consolidation  or  other  business acquisition, disposition, or combination, or make any change in any material contracts;

(ii)

amend its certificate of incorporation or by-laws;

(D)      The Parties shall promptly advise the other party of any change or event having a material adverse effect on it or which it believes would or would be reasonably likely to cause or constitute a material breach of their respective representations,  warranties or covenants hereunder;

(E)       Prior to the date that is three (3) years after the date of this Agreement, the Seller shall not own or operate any Business in competition to that of the Purchaser or solicit its employees and/or enter  into any  advertising  agreements  with  the  Purchaser's  competitors  at  any location in the United States or Europe;

(F)       The Purchaser undertakes to honour  the promissory note under Clause 4(A)(viii) and to pay an interest of 4 per cent per annum from the due day to the date of the final payment and agrees that the Seller may offset the same for any unfulfilled obligations, adjustments or breaches pursuant to this Agreement and undertakes that such adjustment report shall be issued to the Seller no later than 28th February 2011 along with the amount of offset to the promissory note.

(G)      The Seller shall use its good faith best efforts to ensure that the terms of the Exclusive Supplier Agreement are honoured by Sugarcane Paper Co., Ltd., a Hong Kong entity, for the entire term of that Agreement;

(H)      The Seller covenants with the Purchaser that the Seller shall use its good faith best efforts to cause the assets of Sugarcane Paper Co., Ltd., as described in the Bill of Sale at1ached hereto as Exhibit 1, be transferred to either the Company or to Purchaser, free and clear of all claims as at the Completion Date.

(I)       The Purchaser covenants with the Seller that in the event that the holders, or any of them, of the Convertible Promissory  Notes exercise his, her, its or their right to convert such note(s) into shares of the common  stock  of the Purchaser  pursuant to the terms of such Convertible   Promissory  Notes,  then,  within  7  days  following  such  conversion,  the Purchaser shall issue to Seller additional shares of the common stock of the Purchaser such that the total number of shares owned by Seller shall be equal to or not less than 10 percent of the combination of(i) the issued and outstanding capital stock of the Purchaser as at the Completion Date; and (ii) the aggregate of shares that the Purchaser issues to the holder(s) of   the      Convertible       Promissory       Note(s)       following       such      conversion.

(J)        The Purchaser covenants with the Seller that the Purchaser shall pay an earned payment in the aggregate sum of US$600,000.00, to which the Seller is entitled pursuant to the terms and conditions described in Exhibit 4 hereto, to the Seller in three equal annual payments in the fiscal year of 2010, 2011 and 2012 and within 30 days after the filing of the annual financial statements by the Purchaser in each of the said respective fiscal years.

7.

LIMITATIONS ON CLAIMS

The Purchaser agrees that the aggregate liability of the Seller under this Agreement shall not exceed the aggregate of the amounts received by the Seller under this Agreement by way of consideration for the sale and purchase of the Sale Shares under Clause 3(B).  The liability of the Seller in relation to the Warranties shall cease on the date four (4) years from the date of Completion, save as regards any alleged specific breach of which notice in writing has been given to the Seller prior to that date.

8.

CONFIDENTIALITY

The Seller shall and shall procure that its officers, employees, agents and advisors of each of them shall keep secret and confidential and not without the prior written consent of the Purchaser disclose to any party or make use of for its own purposes (otherwise than in the context  of  an  addition  to its  general  experience,  knowledge  or expertise)  any  of  the confidential  information, reports and  documents  received  by it relating  to any  Group Company including, without limitation to the generality of the foregoing, all trade secrets, know-how, data, customer lists and information, business plans and forecasts, accounting and tax records and correspondence, save where disclosure is required either by reason of . law or if the relevant information comes to the public domain otherwise than by reason of the default of the Seller or officers, employees, agents or advisors of any of them.

9.

PURCHASER'S DECLARATION

The Purchaser hereby declares and confirms that it has full knowledge of and is satisfied that all  the accounting, financial  and  trading  positions,  management  affairs,  and other affairs of the Company and the Purchaser hereby waives and abandons its rights, if any, to request the Seller to give any warranty, make any disclosure, procure any assistance or provide with any information in respect of the Company for the Purchaser to carry out any due  diligence  in  respect  of  the  above  matters  of  the  Company  prior  to  Completion provided, however, that nothing in this Section 9 shall operate in derogation  of Seller's warranty obligation set forth in Paragraph 5(A) and the corresponding indemnification obligations set forth in Paragraph 5(E).

10.

NATURE OF AGREEMENT

(A)      This Agreement is personal to the parties and neither party may assign, mortgage, charge or sublicense any of its rights hereunder, or sub-contract or otherwise delegate any of its obligations  hereunder, except with the prior written consent of the other party.

(B)

Nothing in this Agreement shall create, or be deemed to create, a partnership, or the relationship of principal  and agent, between the parties or any of them.

(C)      This Agreement and documents referred  to herein  contains  the entire agreement between the parties with respect to its subject  matter (no party having  relied on any representation or warranty  made by any other party which  is not a term of this Agreement) and may not be modified except by an instrument in writing signed by the parties and supersedes all and any  previous agreements or  arrangements between  the  parties  hereto  or  any  of  them relating  to the transactions contemplated hereby and all or any such previous agreements or arrangements (if any) shall cease and determine with effect from the date of execution of this Agreement.

(D)       If any provision of this Agreement is held to be invalid, illegal or unenforceable, then such provision shall (so far as it is invalid, illegal or unenforceable) be given no effect and shall be deemed not  to  be  included  in  this  Agreement but  without  invalidating any  of  the remaining provisions of this Agreement.  The parties shall nevertheless negotiate in good faith in order to agree the terms of a mutually satisfactory provision, achieving so nearly as possible the same commercial effect, to be substituted for the provision so found to be invalid, illegal or unenforceable.

(E)       No failure or delay by any party in exercising any of its rights under this Agreement shall be deemed to be a waiver thereof nor shall a waiver of a breach of any provision of this Agreement be deemed to be a waiver of any subsequent breach of the same or any other provision.

(F)

Time shall be of the essence in this Agreement.

11.

NOTICES AND SERVICE

(A)   Any  notice  or other  communication required  to be given  under  this Agreement shall  be deemed  duly  served  if left at or  sent  by registered or recorded  delivery  post, facsimile transmission or email correspondence to the addresses, the fax numbers or email addresses set out in Clause  11(B) or to such other address, fax number or email address as may have been last notified in writing by or on behalf of the relevant party to the other parties hereto. Any  such  notice  shall  be deemed  to be served  at the time when  the same  is left at the address  of the party  to be served  and if served  by post on the second  Business Day  next following the  day  of  posting.    Any  notice  served   by facsimile transmission or  email correspondence  shall   be  deemed   to  have   been  served   when  sent   provided   that  !he transmission was confirmed as sent by the originating machine or computer, as applicable.

(B)

Each notice or other  communication given or made hereunder shall be in writing and delivered or sent to the relevant party at its address, fax number or email address set out below (or such other address, fax number or email  address as the addressee has by five Business Days' prior written  notice specified to the other parties):-

To the Seller

Name Address Attention Fax Number

Email Address

Leung, Kwok-wai Clifton

________________________

______________________

Clifton@sugarmade.com

To the Purchaser

Name Address Attention Fax Number

Email Address

Simple Earth Inc.

35 Amber Dr., San Francisco, CA 94131

Chief Executive Officer

____________________

farid@simpleearthpaper.com

With a copy to (which shall not constitute notice):

Name

Address

Niesar & Vestal LLP

90 New Montgomery Street, 9

Floor, San Francisco, CA

Attention Fax Number Email Address

12.

MISCELLANEOUS

94114

Gerald V. Niesar or Oscar E. Escobar

415.882.5400

gniesar@nvlawllp.com; oescobar@nvlawllp.com

(A)      This Agreement may be signed or executed in one or more parts and where signed or executed in more than one part each part shall be deemed to constitute an integral part of the one Agreement.

(B)      Each of the Parties shall pay its own costs, charges and expenses incurred in connection with the negotiation, preparation and implementation of tins Agreement.

13.

PROPER LAW AND JURISDICTION

This Agreement shall be governed by and construed and enforced in accordance with Inc.  laws of the State of California, without reference to conflicts of laws rules. The federal and state courts located within San Francisco, California shall have exclusive jurisdiction  to adjudicate any dispute arising out of-this Agreement.

AS WITNESS whereof this Agreement is entered into the day and year first above written.

SIGNED by

the Seller

) /s/ Leung,  Kwok-wai Clifton

)

)

in the presence of:-

)

SIGNED by Ethan Farid Jinian

) /s/ Ethan Farid Jinian

)

for and on behalf of the Purchaser

)

)

in the presence of:-

)

Bill of Sale –Not Used

Exclusive Supplier Agreement

Dated the 26th day of October, 2009

THE SUGAR CANE PAPER COMPANY LIMITED (“Principal”)

and

SUGAR MADE, INC. (“Agent”)

************************************

NORTH AMERICA/EUROPE EXCLUSIVE AGREEMENT

*************************************

THIS SALE AGENCY AGREEMENT

is made on the 26th day of October, 2009.

BETWEEN:-

(1)

THE SUGAR CANE PAPER CO., LTD. (Principal)

whose registered office is situate at                , Hong Kong (the "Principal"); and

(2)

SUGAR MADE, INC. whose registered office is situated at 2429 Francisco St., San Francisco CA 94123,

     USA (the “agent”)

WHEREAS: -

(1)

The Principal is a company incorporated in the Hong Kong and is active in manufacturing sugar cane paper (“the Products”).

(2)

The Agent is a company incorporated in USA and is familiar with the market of selling sugar cane paper and has interest in distributing the Products.

(3)

The Principal has agreed with the Agent to grant to the Agent a sole and exclusive agency for the sale in USA and Europe ("the Territory") of the Products on the terms hereinafter appearing.

NOW IT IS HEREBY AGREED as follows:-

1.

 Appointment

The Principal hereby appoints the Agent and the Agent hereby agrees and accepts the appointment to act as the sole and exclusive agent of the Principal with the exclusive right to sell the Products within the Territory. The Agent shall be required to act in the capacity of an agent for and on behalf of a disclosed principal and shall have all power and authority of the Principal to market and sell the Products in the Territory for and on behalf of the Principal; provided, however, that the Agent shall have no power or authority to conclude any contract or make any form of representation, statement, warranty or guarantee with any person in the Territory and other areas other than those matters the Agent having firstly obtained the prior written approval of the Principal. For the said avoidance of doubt, the Agent is not an employee of the Principal and the relationship between the parties herein is neither a joint venture relationship nor a partnership relationship.

2.

 Period

This appointment shall, subject to the later provisions hereof, remain in force for a period of 20 years from the date of this Agreement.

3.

Commission

The Agent is obliged to make orders and purchases of different types of the Products from the Principal (details of each order or purchase of the Products including the payment term and manner shall be subject to further negotiation and agreement between the parties herein) at the sale price fixed from the Principal (“the said sale price”) and the Agent shall then resell the Products to its customers and clients in the Territory. The difference between the re-sale price and the sale price of the Products shall be the Commission of the Agent.

4.

Services provided by and Obligations of the Agent

The Agent hereby undertakes and agrees with the Principal that the Agent shall:-

(a)

at all times during the continuance of this Agreement observe and perform the terms and conditions set out in this Agreement, and in particular will use its best endeavours to:-

(i)

make orders from the Principal for the Products and re-sell the Products in the Territory and shall bring to the notice of customers the standard conditions of sale of the Principal;

(ii)

promote, advertise and extend sales of the Products at its expenses throughout the Territory but in any event the expenses by the Agent using in promotion and advertisement in the Territory shall be reasonable;

(iii)

generally do all such other acts as may be in the best interests of the Principal and conductive to the performance of the duties and obligations imposed on the Agent by this Agreement;

(b)

conduct its business in accordance with the highest business standards and will not perform any act which will or may reflect adversely upon the business, integrity or goodwill of the Principal;

(c)

provide interested persons in the Territory with all information and material at the disposal of the Agent relating to the Products and their operation, function, capacity or otherwise, by such means as personal visits by invitation to, and by correspondence with, any such persons and by such other means as may be agreed between the parties;

.

(d)

provide a regular flow of information to the Principal on commercial and economic developments in the Territory [with specific reference to marketing information] which could be of interest or benefit to the Principal in relation to the marketing of the Products;

(e)

submit promptly to the Principal all orders as obtained by the Agent for the Products within the Territory in sufficiently full and accurate detail for the Principal with the least possible delay to deal with the order accordingly;

(f)

Promptly and punctually fully settle the said sale price out of orders of the Products made by the Agent as agreed;

(g) not accept orders or make contracts on behalf of the Principal, other than subject to confirmation and acceptance by the Principal and to the Principal's standard conditions of sale for the time being operative unless previously authorized by the Principal to accept any such order or make any such contract on behalf of the Principal, and will not make any promises, representations, warranties or guarantees with reference to the Products, delivery, accounts, specifications or otherwise, except such as are consistent with those conditions of sale or as may otherwise be agreed between the parties;

(h)

not incur any liability on behalf of the Principal or in any way pledge or purport to pledge the Principal's credit;

(i)

observe all reasonable directions and instructions given to the Agent by the Principal in relation to the sale, distribution, and use of the Products, and in the absence of any such directions or instructions, will act in such manner as the Agent reasonably considers to be most beneficial to the Principal's interests;

(j)

indemnify the Principal for all loss and damages arising out of the willful default, mistakes, negligence and misdeeds of the Agent, its employees and its agents; and

(k)  Not do or permit anything to be done to prejudice the market image of the Products of the Principal.

5.

Obligations of the Principal

The Principal shall be required to perform the following obligations under this Agreement:-

(a)

to sell the products listed in schedule 1 attached at an agreed price fixed for 6 months, prices can only be changed if main raw material cost rises more than 5%.

(b)

to correspond promptly with the Agent by fax or email or other similar means on all matters relating to the negotiation and finalization of any contract with a customer in the Territory, and to supply the Agent promptly with copies of all invoices forwarded to such customers pursuant to any such concluded contract;

(d)

to be responsible for the  manufacture and assembling of the Products, delivery commitments and the warranty on such Products in accordance with the terms of the particular quotation and contract.

6.

Direct Sales

The Principal hereby acknowledges that the appointment of the Agent by the Principal as its sole and exclusive agent in the Territory shall preclude the Principal from dealing either in its own right or through any other agent with any person, firm or corporation in the Territory in relation to the sale of the Products generally.

7.

Termination

(a)

 The Principal shall have the right at any time by giving notice in writing to the Agent or its legal personal representative to terminate this Agreement forthwith on the occurrence of any of the following events:-

(a)

if the Agent commits a material breach of any of the terms of conditions of this Agreement and fails to remedy the same within thirty (30) days of being required by the Principal so to do;

(b)

if the Agent is unable to pay its debts as they fall due or a petition is presented or meeting convened for the purpose of winding up the Agent or the Agent enters into liquidation whether compulsorily or voluntarily or compounds with its creditors generally or has a receiver appointed of all or any part of its assets or takes or suffers any similar action in consequence of debt; or

(c)

if the Agent dissolves or ceases business or be wound up.

8.

 Retention of Title

The ownership of the Products supplied by the Principal to the Agent under any orders to sell in the Territory shall remain to the Principal unless and until the said price of the Products is fully settled and paid.

9.

Trademarks and Tradenames

Principal hereby grants to Agent a non-exclusive, non-transferable, non-sublicensable license, valid only during the period of this Agreement, to use Principal’s trademarks, tradenames and other product identifiers to promote and sell the Products in the Territory.

10.

Assignment

The Agent shall not assign any benefit under this Agreement without the consent in writing of the Principal, which may if given be on such terms as to guarantee or indemnity or otherwise as the Principal thinks fit.

11.  Severability

If any part or parts of this Agreement shall be held unenforceable for any reason, the remainder of this Agreement shall continue in full force and effect. If any provision of this Agreement is deemed invalid or unenforceable by any court of competent jurisdiction, and if limiting such provision would make the provision valid, then such provision shall be deemed to be construed as so limited.

12.

Notices

Any notice required to be given by any party hereto to any other shall be deemed validly served by hand delivery or by telex, by fax or by electronic correspondence or by prepaid registered letter sent through the post to its address given herein or such other address as may from time to time be notified for this purpose and any notice served by hand shall be deemed to have been served on delivery, any notice served by telex, fax or electronic correspondence shall be deemed to have been served on receipt of answerback advice, and any notice served by prepaid registered letter shall be deemed to have been served forty-eight (48) hours after the time at which it was posted or ten (10) days later if overseas and in proving service it shall be sufficient to prove that the notice was properly addressed and delivered or posted, as the case may be.

13.

Waiver

Failure by Principal to insist upon strict performance of any of its terms and conditions hereunder, or delay in exercising any of its remedies, shall not constitute a waiver of such terms and conditions or a waiver of any default, nor of the remedy.

14.   Dispute Resolution

The parties agree to attempt initially to solve all claims, disputes or controversies arising under, out of or in connection with this Agreement by conducting good faith negotiations. If the parties are unable to settle the matter between themselves, the matter shall thereafter be resolved by mediation, by a neutral mediator appointed by the parties, if they can agree and, if not, then appointed by AAA. If a party initiates a lawsuit prior to first agreeing to participate in mediation, that party shall lose its right to recovery attorneys fees even if such party prevails in such lawsuit.  Except as otherwise provided herein, the prevailing party in a lawsuit shall be entitled to recover attorneys fees and costs in addition to any other remedies that are available to it.

15.

Miscellaneous

In this Agreement:

(a)

words in the singular shall include the plural, and vice versa;

(b)

a reference to a person shall include a reference to an individual person, a company (regardless of where it was incorporated), an unincorporated association, partnership and all forms of government authorities or departments;

(c)

a reference to day and time, unless otherwise express, shall refer to the day and time of Hong Kong;

(d)

the masculine gender shall include the feminine and neutral and vice versa; and

(e)

the headings in this Agreement are for convenience only and shall not affect the interpretation of any provision of this Agreement.

[Remainder of Page Intentionally Left Blank]

16.

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of laws rules.  The federal and state courts located within San Francisco, California shall have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement.

IN WITNESS WHEREOF, the Parties by their duly authorised representatives have executed this Agreement on the date first written above.

THE SUGAR CANE PAPER

SUGAR MADE, INC.

COMPANY LIMITED

(CO., LTD.

------------------------------------------------

     ------------------------------------------------------------

(signature)

(signature)

Name:

Name:

Title:

 Title:

Form of Convertible Promissory Note

THE SECURITIES REPRESENTED BY THIS INSTRUMENT AND THE SHARES ISSUABLE ON EXERCISE OF THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

October __, 2009

$[________]

San Francisco, California

1.  Principal and Interest.

1.1

FOR VALUE RECEIVED, Simple Earth, Inc., a California corporation (the "Company"), hereby promises to pay to [________]("Lender") the principal sum of [_______________] ($[_______]) upon Lender's demand anytime after thirty-six (36) months from the date of this Note (“Demand Date”) at the offices of the Company, or at such other address as Lender may specify in writing, unless converted into shares of the Company’s Common Stock as provided for in Section 1.3 below.

This Convertible Promissory Note (the “Note”) is issued in conjunction with that certain Agreement For Sale of Shares entered into by and between Clifton Leung and the Company of even date herewith (the “Sale Agreement”).

1.2

This Note shall bear interest at the rate of Fourteen Percent (14%) per annum from the date of issuance of this Note up to and including the earlier of: (A) the date of conversion of this Note into shares of the Company’s Common Stock as provided for in Section 1.3 below, or (B) the date on which this Note is repaid as provided for in Section 1.4 below. The interest provided for herein shall be simple interest, shall be calculated based on a 365 day base year and shall be paid to Lender by the Company in monthly installments, payable on the Fifteenth (15th) of each calendar month during the term of this Note.

1.3

On the Demand Date, the Company may elect, in its sole discretion, to convert the principal amount of this Note (the “Conversion”) into shares of the Company’s Common Stock.  The number of shares issuable upon conversion of this Note shall be [____________] ([_______]),subject to adjustment for any stock split, reverse stock split or other similar event affecting the Company’s Common Stock (the “Conversion Shares”), which shall be equal to [_____] percent ([__]%) of the Company’s issued and outstanding Common Stock as of the Completion Date (as defined in the Sale Agreement).  The price per share of the Conversion Shares shall be Two Dollars Seventy Cents ($2.70).

Upon the Conversion, Lender shall tender this Note to the Company for cancellation. Upon the Conversion, the Company shall pay to the Lender all accrued and unpaid interest on the principal amount of this Note in cash or by check.

1.4

In the event that the Company does not elect to convert the principal amount of this Note pursuant to Section 1.3 above, the Company shall pay to the Lender, within Fifteen (15) days following the Demand Date, the following amounts: (a) [____________] dollars ($[______]); and (b) all accrued and unpaid interest on the principal amount of this Note through the Demand Date.

1.5 In the event that the Company elects to convert the principal of this Note into the Securities as provided for in Section 1.3 above, then the certificate representing such shares of the Company’s Common Stock shall be issued and delivered by the Company within fifteen (15) days of the Conversion to the Lender’s address on the Company’s records or to such other address as the Lender may designate in writing.

2.  Representations and Warranties of the Company.  The Company hereby covenants and agrees that the Conversion Shares which may be issued upon the Conversion will, upon issuance, be duly authorized and validly issued.

3.  Representations and Warranties of the Lender.  The Lender hereby represents and warrants that:

3.1 Authorization.  The Lender has full power and authority to enter into this Note and that this Note constitutes a valid and legally binding obligation of such Lender.

3.2 Purchase Entirely for Own Account. This Note is being issued to the Lender by the Company in reliance upon such Lender’s representation to the Company, which by such Lender’s execution of this Note, such Lender hereby confirms, that the Note to be issued to the Lender and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Note, the Lender further represents that such Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.3  Reliance Upon Lenders' Representations. The Lender understands that the Note, and the Securities acquired on conversion thereof, may not be, registered under the Securities Act on the ground that the sale of securities reflected by this Note and issuance of Securities upon conversion of the Note are exempt from registration under the Securities Act pursuant to section 4(2) thereof, and that the Company's reliance on such exemption is based on the Lenders' representations set forth herein.

3.4  Receipt of Information.  The Lender acknowledges and agrees that it has received all the information it considers necessary or appropriate for deciding whether to purchase the Note and Securities. The Lender further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

3.5  Investment Experience. The Lender is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Note and the Securities to be

issued upon conversion of the Note.   If other than an individual, Lender also represents it has not been organized for the purpose of acquiring the Notes or the Securities to be issued upon conversion of the Note.

3.6  Accredited Investor.

(a)  The term "Accredited Investor" as used herein refers to:

(i)  A person or entity who is a director or executive officer of the Company;

(ii)  Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(iii)  Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(iv)  Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(v)  Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

(vi)  Any natural person who had an individual income in excess of $200,000 in each of the two (2) most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(vii)  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

(viii)  Any entity in which all of the equity owners are accredited investors.

As used in this Section 3.6(a), the term "net worth" means the excess of total assets over total liabilities.  For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances.  As used in this Section 3.6(a), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes.  Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income:  any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

(b)  The Lender represents and warrants that except as otherwise disclosed to the Company, in writing, prior to its execution hereof,

such Lender is either:

(i)  an Accredited Investor; or

(ii)  not an Accredited Investor and neither such Lender nor any beneficiary of any trust or any investment client for whose account such Lender is purchasing is a citizen or resident of the United States or Canada, or any state, territory or possession thereof, including but not limited to any estate of any such person, or any corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing (a "U.S. Person").

3.7  Restricted Securities. The Lender understands that the Note (and the Securities to be issued upon conversion thereof) may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Note (or the Securities to be issued on conversion thereof) or an available exemption from registration under the Securities Act, the Note (and any Securities to be issued on conversion thereof) must be held indefinitely.  In particular, the Lender is aware that the Note (and any Securities to be issued on conversion thereof) may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.  Among the conditions for use of Rule 144 is the availability of current information to the public about the Company.  Such information is not now available and the Company has no present plans to make such information available.

3.8  Legends.

To the extent applicable, each certificate or other document evidencing the Note or any Securities to be issued upon conversion thereof shall be endorsed with the legends set forth below, and the Lender covenants that, except to the extent such restrictions are waived by the Company, such Lender shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

(a)  The following legend under the Act:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

(b)  In the case of a Lender that is not a U.S. Person and is not an Accredited Investor:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF PRIOR TO ONE YEAR FROM THE DATE OF THE CLOSING AT WHICH SUCH SHARES WERE PURCHASED, WITHIN THE UNITED STATES, CANADA, THEIR TERRITORIES AND POSSESSIONS OR ANY AREA SUBJECT TO THEIR JURISDICTION OR TO ANY CITIZEN OR RESIDENT OF THE UNITED STATES OR CANADA, OR ANY STATE, TERRITORY OR POSSESSION THEREOF, INCLUDING ANY ESTATE OF SUCH PERSON OR ANY CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY CREATED OR EXISTING UNDER THE LAWS THEREOF, AND THEREAFTER MAY NOT BE SO TRANSFERRED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

4.  Attorney's Fees.  If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Lender.

5.  No Voting or Dividend Rights.  Nothing contained in this Note shall be construed as conferring upon the Lender hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company.

6.  Notices.  Any notice, other communication or payment required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or three business days after deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:

If to Lender:

_______________________

_______________________

_______________________

If to Company:

Simple Earth, Inc.

_______________________

_______________________

Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressee notice of such new address in conformance with this paragraph.

7.  Governing Law.  This Note is being delivered in and shall be construed in accordance with the laws of the State of California, without regard to the conflicts of laws provisions thereof.

IN WITNESS WHEREOF, Simple Earth, Inc. has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on the date first above written.

SIMPLE EARTH, INC.

By

_________________

President and Chief Executive Officer

Terms set forth herein agreed to and accepted by

the Lender:

___________________________

Name:______________________

Earned Payment Criteria

In each of the three fiscal years commencing after the Completion Date upon the Purchaser achieving (a) an net income of US$9Million, US$10Million and US$11Million in the fiscal year 2010, 2011 and 2012 respectively; and (b) an average gross profit margin of not less than 6 per cent; and such earned payment shall be due for payment 30 days after the filing of the annual financial statements by the Purchaser in the each of the respective fiscal year;

MarketSource Companies Letter Agreement

May 1,2009

Letter of Agreement

This agreement is between The MarketSource Companies (TMS) located at 5425 Peachtree Parkway, Norcross, GA 30092 and Sugar Cane  Paper Company-Hong Kong (SCPC-HK) and Sugar Cane Paper Company-Asia Ltd. (SCPC-A), located l6B, 8 Hart Avenue, Tsimshatsui, Hong Kong, China.

Whereas The Sugar Cane Paper Company-Hong Kong is the parent company and administrative arm of

The Sugar Cane Paper Company's administrative operations.

Whereas The Sugar Cane Paper Company-Asia is a wholly owned subsidiary of The Sugar Cane Paper

Company-HK and is the manufacturing entity of SCPC-HK , manufacturing it's bagasse paper products in

Taishan, China and California.

Whereas 1l1e MarketSource Company  (TMS) or it's associated  entity, MarketSource Paper Company (MSPC) is a sales, marketing, and distribution company, exclusively  representing and distributing bagasse based product for SCPC-HK and/or SCPC-A.

Effective immediately, The MarketSource Companies is the exclusive distributor  and agent of SCPC-HK and SCPC-A for all bagasse-based products, specifically copy paper for all market channels  in North America, Central America and Europe (US based companies).

Disagreement will be contingent on the ability for TMS to deliver a viable customer of bagasse-based product (copy paper) that can purchase a significant available amount of production capacity  of 8.5 x 11" and/or A4 size bagasse based copy paper by the end of 2009, based on production  capacity of 11 metric tons of US size and 21 MT of A4 size.

Price

Base price:

$2.60 per ream, FOB Shenzhen, China.

Price guarantee:

Not to exceed 5% year, with a 3 month notice in writing.

Capacity Guarantee (11st year - 2009)

Size	Composition		Capacity (annual rate)
8.5" X II" (US)	100% re-cycled, 70% bagasse 30% bamboo		11K metric tons
A4	100% re-cycled,70% bagasse, 30% bamboo		21 K metric tons
8.5" X I 1" (US-SF)	100% recycled	d 70% bagasse, 30% bamboo	IOK metric tons

Other necessary requirements will be a mutual right to examine any agreements, contracts or commitments to associated parties that are in place, or future agreements, contracts or commitments that may be agreed to between associated parties, customers, factory etc., for example, SCPC-HK and Guangdong Paper Company (factory), TMS/Customer- or other Contracts.

Clifton Lueng

Chief Executive Officer

Sugar Cane Paper Company USA

Sugar Cane Paper Company Asia

           _______________________

Michael  Nilian

Chief Executive Officer

         The Market Source Companies

         MarketSource Paper Company